EXHIBIT 10.1
                                  ------------


                            PENN FEDERAL SAVINGS BANK
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

                              AMENDMENT NUMBER TWO

     Effective January 1, 2005, Section 3.2(b) of the Penn Federal Savings Bank Supplemental Executive Retirement Plan (the "SERP") was amended to read as follows:

               (b) In addition to the death benefit provided in Section 3.2(a), but subject to, and limited by, all of the provisions of this Plan, a Participant's Beneficiary shall, upon the death of the Participant, receive a lump sum death benefit equal to $1,000,000 reduced by the death benefit paid to the Participant under the Penn Federal Savings Bank Supplemental Executive Death Benefit Plan. This benefit shall be paid to the Participant's Beneficiary as soon as practicable following the date of the Participant's death.

          All other provisions of the SERP are ratified and confirmed.

                                                     Penn Federal Savings Bank


                                                     By:
                                                         -----------------------
                                                         William C. Anderson
                                                         Chairman of the Board